Transocean Ltd. Investor Relations and Corporate Communications

Analyst Contacts:	Bradley Alexander	News Release
+1 713-232-7515

Diane Vento
+1 713-232-8015

Media Contact	Pam Easton
+1 713-232-7647

Transocean Ltd. Shareholders Elect Jeremy D. Thigpen as Director
and Approve All Other Proposals at Extraordinary General Meeting

ZUG, SWITZERLAND-October 29, 2015-Transocean Ltd. (NYSE: RIG) (SIX: RIGN) announced that at today’s Extraordinary General Meeting shareholders elected Jeremy D. Thigpen, the company's President and Chief Executive Officer, as a member of the Board of Directors for a term extending until completion of the company’s 2016 Annual General Meeting.

Shareholders also approved all other proposals of the Board of Directors as follows:

•	The cancellation of the third and fourth installments of the dividend approved on May 15, 2015 at the company's annual general meeting;

•	A reduction of the par value of each share of the company to CHF 0.10 from currently CHF 15; and

•	The cancellation of all shares repurchased to date under the company's share repurchase program approved in 2009.

The Board of Directors thanks shareholders for participating in this process and for their support of its proposals.

Forward-Looking Statements

The statements described in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements contain words such as "possible," "intend," "will," "if," "expect," or other similar expressions. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, other factors, including those and other risks discussed in the company's most recent Annual Report on Form 10-K for the year ended December 31, 2014 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on deepwater and harsh environment drilling services, and believes that it operates one of the most versatile offshore drilling fleets in the world.

Transocean owns or has partial ownership interests in, and operates a fleet of, 62 mobile offshore drilling units consisting of 27 ultra-deepwater floaters, seven harsh-environment semisubmersibles, six deepwater floaters, 12 midwater semisubmersibles, and 10 high-specification jackups. In addition, the company has seven ultra-deepwater drillships and five high-specification jackups under construction.

For more information about Transocean, please visit: www.deepwater.com.